                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ RONALD L. BORNHUETTER
                                                ---------------------------------------------
                                                Ronald L. Bornhuetter
                                                CHAIRMAN OF THE BOARD AND
                                                CHIEF EXECUTIVE OFFICER

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ NICHOLAS M. BROWN, JR.
                                                ---------------------------------------------
                                                Nicholas M. Brown, Jr.
                                                PRESIDENT AND
                                                CHIEF OPERATING OFFICER

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ ROBERT A. BELFER
                                                ---------------------------------------------
                                                Robert A. Belfer

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ JOHN P. BIRKELUND
                                                ---------------------------------------------
                                                John P. Birkelund

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ C. W. CARSON, JR.
                                                ---------------------------------------------
                                                C. W. Carson, Jr.

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ DAN CIAMPA
                                                ---------------------------------------------
                                                Dan Ciampa

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ TODD G. COLE
                                                ---------------------------------------------
                                                Todd G. Cole

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ MICHAEL G. FITT
                                                ---------------------------------------------
                                                Michael G. Fitt

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ DANIEL J. MCNAMARA
                                                ---------------------------------------------
                                                Daniel J. McNamara

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ STEPHEN ROBERT
                                                ---------------------------------------------
                                                Stephen Robert

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ WENDY STROTHMAN
                                                ---------------------------------------------
                                                Wendy Strothman

Dated: June 11, 1997

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and Jerome T. Fadden and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of additional shares of Common Stock of NAC Re Corp. to be issued in connection with the NAC Re Corp. Employee Stock Purchase Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand.

                                                /s/ HERBERT S. WINOKUR, JR.
                                                ---------------------------------------------
                                                Herbert S. Winokur, Jr.

Dated: June 11, 1997